SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                June 17, 2008
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                    BION ENVIRONMENTAL TECHNOLOGIES, INC.
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             Exact name of Registrant as Specified in its Charter


         Colorado                000-19333            84-1176672
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


             641 Lexington Avenue, 17th Floor, New York, NY 10022
         ----------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code


                                (212) 758-6622
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             Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





ITEM 3.02     UNREGISTERED SALE OF EQUITY SECURITIES

On June 17, 2008, the Company concluded a private placement of its common stock The Company sold 325,000 shares of its common stock at a price of $2.00 per share, raising $650,000 in gross proceeds. The offering was made pursuant to Rule 506 of Regulation D, and was made to accredited investors by the Company without public solicitation.

At a meeting of the Board of Directors which was concluded on June 18, 2008, the Company agreed to accept $350,805.48 of a 2008 Note from Bright Capital, Ltd, which is owned by Dominic Bassani, a senior consultant of the Company, in conversion for 175,403 shares of the Company's common stock at a conversion price of $2.00 per share. The shares issued will be owned by the Bright Capital Defined Benefit Pension Plan.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     Salvator Zizza, Chairman and a director of Bion Dairy Corporation, has agreed to add $350,000 of accrued deferred compensation to the principal balance of his outstanding 2007 Series AB Convertible Note ("Note"). Further, Mr. Zizza's on-going compensation will be added to the principal of the Note as it accrues. After the addition, the amount of the note, including back interest, is $757,379.08. The Note is convertible at the rate of $4.00 per share and is subject to forfeiture under certain conditions set forth therein. See Exhibit 99.1

ITEM 9.01.  Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)     Exhibits

Exhibit 99.1 - 2007 Series AB Convertible Note.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Bion Environmental Technologies, Inc.


Date:  June 19, 2008                 By: /s/ Mark A. Smith
                                           Mark A. Smith, President